SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 5, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2014, XPO Logistics, Inc., a Delaware corporation (“XPO”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Pacer International, Inc., a Tennessee corporation (the “Pacer”), and Acquisition Sub, Inc., a Tennessee corporation and a wholly owned subsidiary of XPO (“Merger Subsidiary”), providing for the acquisition of Pacer by XPO. Pursuant to the terms of Merger Agreement, Merger Subsidiary will be merged with and into Pacer (the “Merger”), with Pacer continuing as the surviving corporation and an indirect wholly owned subsidiary of XPO.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger, each outstanding share of common stock of Pacer, par value $0.01 per share (the “Pacer Common Stock”), other than shares of Pacer Common Stock held by Pacer, XPO, Merger Subsidiary or their respective subsidiaries, will be converted into the right to receive (1) $6.00 in cash and (2) subject to the limitations in the following sentence, a fraction (the “Exchange Ratio”) of a share of XPO common stock, par value $0.001 per share (the “XPO Common Stock”), equal to $3.00 divided by the volume-weighted average price per share of XPO Common Stock for the last 10 trading days prior to the closing date (such average, the “VWAP,” and, such cash and stock consideration together, the “Merger Consideration”). For the purpose of calculating the Exchange Ratio, the VWAP may not be less than $23.12 per share or greater than $32.94 per share. If the VWAP for purposes of the Exchange Ratio calculation is less than or equal to $23.12 per share, then the Exchange Ratio will be fixed at 0.1298 of a share of XPO Common Stock. If the VWAP for purposes of the Exchange Ratio calculation is greater than or equal to $32.94 per share, then the Exchange Ratio will be fixed at 0.0911 of a share of XPO Common Stock.

Pursuant to the terms of the Merger Agreement, all vested and unvested Pacer options outstanding at the effective time of the Merger will be settled in cash based on the value of the Merger Consideration, less applicable taxes required to be withheld. In addition, all Pacer restricted stock, and all vested and unvested Pacer restricted stock units and performance units outstanding at the effective time of the Merger will be converted into the right to receive the Merger Consideration, less applicable taxes required to be withheld.

In the Merger Agreement, Pacer has agreed, among other things, (1) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (2) subject to certain customary exceptions set forth in the Merger Agreement, to convene and hold a meeting of its shareholders to consider and vote upon the Merger; and (3) not to solicit alternative acquisition proposals and to certain restrictions on its ability to respond to any such proposals. XPO has agreed to various customary covenants and agreements, including not taking certain actions during the period between the execution of the Merger Agreement and the consummation of the Merger. The Merger Agreement also contains customary representations, warranties and covenants of Pacer, XPO and Merger Subsidiary.

The completion of the Merger is subject to customary closing conditions, including approval of the Merger by a majority of the outstanding shares of Pacer Common Stock and antitrust approval. XPO’s and Merger Subsidiary’s obligations to consummate the Merger are not subject to any condition related to the availability of financing.

The Merger Agreement also contains customary termination rights for Pacer and XPO. Upon termination of the Merger Agreement under specified circumstances, Pacer may be required to pay XPO a termination fee of $12,400,000. In addition, upon termination of the Merger Agreement by either party for breach of the other party’s representations or covenants such that a condition to closing cannot be satisfied, the breaching party is required to pay the non-breaching party an expense reimbursement of $5,000,000. Upon termination of the Merger Agreement by either party if Pacer’s shareholders do not vote in favor of the Merger, Pacer is required to pay XPO an expense reimbursement of $3,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Pacer or XPO. In particular, the representations, warranties and covenants contained in the Merger Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) were solely for the benefit of the parties to the Merger Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by XPO or Pacer. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about XPO or Pacer and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

In connection with the execution of the Merger Agreement, XPO and Pacer have entered into employment agreements with 10 management-level employees of Pacer, which will be effective conditioned upon the effective time of the Merger and provide for the continued employment of such Pacer executives with XPO following the completion of the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of January 5, 2014, by XPO Logistics, Inc., Pacer International, Inc. and Acquisition Sub, Inc.†

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. XPO hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information

In connection with the Merger, XPO will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Pacer and a Prospectus of XPO, as well as other relevant documents concerning the proposed transaction. XPO AND PACER SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PACER AND XPO. Investors and shareholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by XPO through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations. In addition, investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by Pacer through the investor relations page on Pacer’s corporate website at www.pacer.com or by contacting Pacer International, Inc. at 6805 Perimeter Drive Dublin, OH 43016, Attention: Investor Relations.

Participants in Solicitation

XPO, Pacer and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Pacer shareholders with respect to the proposed Merger. Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2013 annual meeting of shareholders, filed with the SEC on April 27, 2013. Information about (1) Pacer’s executive officers and directors is set forth in Pacer’s Annual Report on Form 10-K filed with the SEC on February 8, 2013 and (2) their and their ownership of the Pacer shares is set forth in Pacer’s proxy statement on Schedule 14A filed with the SEC on March 13, 2013. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO, Pacer and their respective executive officers and directors in the proposed Merger by reading Proxy Statement/Prospectus regarding the Merger when it becomes available. Copies of these documents may be obtained, free of charge, as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, Pacer shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s network of third-party transportation providers; the ability to retain XPO’s and Pacer’s largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: January 6, 2014	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of January 5, 2014, by XPO Logistics, Inc., Pacer International, Inc. and Acquisition Sub, Inc.†

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. XPO hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.